THIRD AVENUE TRUST

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

(each a “Fund,” and collectively, the “Funds”)

Supplement dated October 12, 2016
to Prospectus dated March 1, 2016

Effective October 1, 2016, the following information supplements and supersedes and replaces any contrary information in the sections of the Prospectus entitled “The Investment Adviser and Distributor” and “Purchasing Shares”:

Foreside Fund Services, LLC (the “Distributor”), serves as Distributor of the Funds. The Distributor is not affiliated with the Adviser or Affiliated Managers Group, Inc., which owns an indirect majority equity interest in the Adviser. The Distributor receives no compensation from the Funds, although the Adviser pays the Distributor a fee for certain distribution-related services.

Investor or Institutional Class shares of a Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries as described above, so long as they have an agreement with the Distributor, the Fund and/or Adviser.